                                                                      Exhibit 24

                                  SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Fort Wayne, State of Indiana, on this 15th day of December, 1997.

                                           TOKHEIM CORPORATION

                                           By: /s/ Douglas K. Pinner
                                               -------------------------
                                               Douglas K. Pinner
                                               Chairman of the Board,
                                               President, Chief Executive
                                               Officer and Director

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Norman L. Roelke his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on this 10th day of December, 1997.

             Signature                                 Title
     ---------------------------          -------------------------------
     /s/ Douglas K. Pinner                Chairman of the Board, President
     ---------------------------          and Chief Executive Officer and
     Douglas K. Pinner                    Director


     /s/ John A. Negovetich               President Tokheim North
     ---------------------------          America and Chief Financial
     John A. Negovetich                   Officer


     /s/ Gerald H. Frieling, Jr.          Vice Chairman of the Board
     ---------------------------          and Director
     Gerald H. Frieling, Jr.


     /s/ Walter S. Ainsworth              Director
     ---------------------------
     Walter S. Ainsworth


                                          Director
     ---------------------------
     Robert M. Akin, III

                                          Director
     ---------------------------
     James K. Baker


     /s/ Bernard D. Cooper                Director
     ---------------------------
     Bernard D. Cooper

                                          Director
     ---------------------------
     Richard W. Hansen


     /s/ Dr. Winfred M. Phillips          Director
     ---------------------------
     Dr. Winfred M. Phillips


     /s/ Ian M. Rolland                   Director
     ---------------------------
     Ian M. Rolland

     Pursuant the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on this 10th day of December, 1997.

             Signature                                 Title
     ---------------------------          -------------------------------
                                          Chairman of the Board, President
     ---------------------------          and Chief Executive Officer and
     Douglas K. Pinner                    Director


                                          President Tokheim North
     ---------------------------          America and Chief Financial
     John A. Negovetich                   Officer


                                          Vice Chairman of the Board
     ---------------------------          and Director
     Gerald H. Frieling, Jr.


                                          Director
     ---------------------------
     Walter S. Ainsworth


                                          Director
     ---------------------------
     Robert M. Akin, III

     /s/ James K. Baker                   Director
     ---------------------------
     James K. Baker


                                          Director
     ---------------------------
     Bernard D. Cooper


                                          Director
     ---------------------------
     Richard W. Hansen


                                          Director
     ---------------------------
     Dr. Winfred M. Phillips


                                          Director
     ---------------------------
     Ian M. Rolland

     Pursuant the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on this 10th day of December, 1997.

             Signature                                 Title
     ---------------------------          -------------------------------
                                          Chairman of the Board, President
     ---------------------------          and Chief Executive Officer and
     Douglas K. Pinner                    Director



     ---------------------------          America and Chief Financial
     John A. Negovetich                   Officer


                                          Vice Chairman of the Board
     ---------------------------          and Director
     Gerald H. Frieling, Jr.


                                          Director
     ---------------------------
     Walter S. Ainsworth


                                          Director
     ---------------------------
     Robert M. Akin, III


                                          Director
     ---------------------------
     James K. Baker



     ---------------------------          Director
     Bernard D. Cooper


     /s/ Richard W. Hansen                Director
     ---------------------------
     Richard W. Hansen


                                          Director
     ---------------------------
     Dr. Winfred M. Phillips


                                          Director
     ---------------------------
     Ian M. Rolland

     Pursuant the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on this 10th day of December, 1997.

             Signature                                 Title
     ---------------------------          -------------------------------
                                          Chairman of the Board, President
     ---------------------------          and Chief Executive Officer and
     Douglas K. Pinner                    Director


                                          President Tokheim North
     ---------------------------          America and Chief Financial
     John A. Negovetich                   Officer


                                          Vice Chairman of the Board
     ---------------------------          and Director
     Gerald H. Frieling, Jr.


                                          Director
     ---------------------------
     Walter S. Ainsworth


     /s/ Robert M. Akin, III              Director
     ---------------------------
     Robert M. Akin, III

                                          Director
     ---------------------------
     James K. Baker


                                          Director
     ---------------------------
     Bernard D. Cooper


                                          Director
     ---------------------------
     Richard W. Hansen


                                          Director
     ---------------------------
     Dr. Winfred M. Phillips


                                          Director
     ---------------------------
     Ian M. Rolland